Subsequent events	12 Months Ended
Dec. 31, 2017
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

NOTE 17    Subsequent events

Bond issue

On January 9, 2018, Orange issued a 1 billion euro bond maturing in January 2030 and carrying interest of 1.375%.

Investment commitments made to the French Government by the Group

On January 14, 2018, the Orange group and other French telecom operators reached an agreement with the French government for the access of French people to high-speed broadband across the country. These items are described in Note 14.1.

Competitive litigation (mobile services) in France

On February 6, 2018, in the litigation with Digicel, Orange obtained from the Court of Appeal of Paris the escrow of approximately 346 million euros related to a December 2017 verdict which Orange has appealed. The litigation is described in Note 16.1.